Exhibit 99.1

Joint Filing Agreement

In accordance with Rule 13d-1(k) promulgated under the U.S. Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with all other Reporting Persons (as such term is defined in the Schedule 13D referred to below) on behalf of each of them of a Statement on Schedule 13D (including amendments thereto) with respect to the ordinary shares of DKK5 each and American Depositary Shares, of TDC A/S, a Danish public limited company, and that this Joint Filing Agreement may be included as an Exhibit to such joint filing.  This Joint Filing Agreement may be executed in any number of counterparts, all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of January 25, 2005.

NORDIC TELEPHONE COMPANY APS

By:	/s/ Richard Wilson

Name:	Richard Wilson
Title:	Director

By:	/s/ Gustavo Schwed

Name:	Gustavo Schwed
Title:	Director

NORDIC TELEPHONE COMPANY INVESTMENT APS

By:	/s/ Richard Wilson

Name:	Richard Wilson
Title:	Director

By:	/s/ Gustavo Schwed

Name:	Gustavo Schwed
Title:	Director

S1

Signed by	)	/s/ Alistair Boyle
for and on behalf of	)	Alistair Boyle
Permira Europe III G.P. Limited as general partner of	)	Alternate Director
Permira Europe III G.P. L.P. as	)
general partner of Permira Europe III L.P. 1)

Signed by	)	/s/ Alistair Boyle
for and on behalf of	)	Alistair Boyle
Permira Europe III G.P. Limited as general partner of	)	Alternate Director
Permira Europe III G.P. L.P. as	)
general partner of Permira Europe III L.P. 2)

Signed by	)	/s/ Alistair Boyle
for and on behalf of	)	Alistair Boyle
Permira Europe III G.P. Limited as general partner of	)	Alternate Director
Permira Europe III G.P. L.P. as	)
Managing limited partner of Permira Europe III GmbH & Co. KG	)

Signed by	)	/s/ Alistair Boyle
for and on behalf of	)	Alistair Boyle
Permira Nominees Limited as nominee for	)	Alternate Director
Permira Investments Limited	)

Signed by	)	/s/ Alistair Boyle
for and on behalf of	)	Alistair Boyle
Permira Europe III G.P. Limited as administrator of	)	Alternate Director
Permira Europe III Co-investment Scheme	)

Signed by	)	/s/ Alistair Boyle
for and on behalf of	)	Alistair Boyle
Permira Europe III G.P. Limited as general partner of	)	Alternate Director
Permira Europe III G.P. L.P.	)

Signed by	)	/s/ Alistair Boyle
for and on behalf of	)	Alistair Boyle
Permira Europe III G.P. Limited	)	Alternate Director

Signed by	)	/s/ Alistair Boyle
for and on behalf of Permira Holdings Limited	)	Alistair Boyle
	)	Alternate Director

S2

Signed by	)	/s/ Alistair Boyle
for and on behalf of	)	Alistair Boyle
Permira Europe II Managers L.P. as	)	Alternate Director
general partner of Permira Europe II L.P. 1,	)
acting by its general partner	)
Permira (Europe) Limited	)

Signed by	)	/s/ Alistair Boyle
for and on behalf of	)	Alistair Boyle
Permira Europe II Managers L.P. as	)	Alternate Director
general partner of Permira Europe II L.P. 2)
acting by its general partner	)
Permira (Europe) Limited	)

Signed by	)	/s/ Alistair Boyle
for and on behalf	)	Alistair Boyle
Permira Europe II Managers L.P. as	)	Alternate Director
Managing general partner of	)
Permira Europe II C.V. 3)
acting by its general partner	)
Permira (Europe) Limited	)

Signed by	)	/s/ Alistair Boyle
for and on behalf of	)	Alistair Boyle
Permira Europe II Managers L.P. as	)	Alternate Director
Managing general partner of	)
Permira Europe II C.V. 4)
acting by its general partner	)
Permira (Europe) Limited	)

Signed by	)	/s/ Alistair Boyle
for and on behalf of	)	Alistair Boyle
Permira (Europe) Limited as manager of	)	Alternate Director
Permira Europe II Co-investment Scheme	)

Signed by	)	/s/ Alistair Boyle
for and on behalf of	)	Alistair Boyle
SV (Nominees) Limited as nominee for	)	Alternate Director
Schroder Ventures Investments Limited	)

Signed by	)	/s/ Alistair Boyle
for and on behalf of	)	Alistair Boyle
Permira Europe II Managers L.P.	)	Alternate Director
acting by its general partner	)
Permira (Europe) Limited	)

Signed by	)	/s/ Alistair Boyle
for and on behalf of	)	Alistair Boyle
Permira (Europe) Limited	)	Alternate Director

S3

Signed by for and on behalf of
KKR Millennium Fund (Overseas), Limited Partnership
By: KKR Associates Millennium (Overseas), Limited Partnership, its general partner
By: KKR Millennium Limited, its general partner
By:	/s/ Perry Golkin

	Name:	Perry Golkin
	Title:	Authorized Person
Signed by for and on behalf of
KKR Associates Millennium (Overseas), Limited Partnership

By:KKR Millennium Limited, its general partner
By:	/s/ Perry Golkin

	Name:	Perry Golkin
	Title:	Authorized Person
Signed by for and on behalf of KKR Millennium Limited
By:	/s/ Perry Golkin

	Name:	Perry Golkin
	Title:	Authorized Person

S4

Signed by
for and on behalf of
KKR European Fund II, Limited Partnership
By: KKR Associates Europe II, Limited Partnership, its general partner
By: KKR Europe II Limited, its general partner
By:	/s/ Perry Golkin
Name: Perry Golkin
Title: Authorized Person

Signed by
for and on behalf of
KKR Associates Europe II, Limited Partnership
By: KKR Europe II Limited, its general partner
By:	/s/ Perry Golkin
Name: Perry Golkin
Title: Authorized Person

Signed by
for and on behalf of
KKR Europe II Limited
By:	/s/ Perry Golkin
Name: Perry Golkin
Title: Authorized Person

Signed by
for and on behalf of
KKR Partners (International) Limited Partnership
By: KKR 1996 Overseas Limited
By:	/s/ Perry Golkin
Name: Perry Golkin
Title: Authorized Person

Signed by
for and on behalf of
KKR 1996 Overseas Limited
By:	/s/ Perry Golkin
Name: Perry Golkin
Title: Authorized Person

S5

Blackstone NSS Communications Partners (Cayman) L.P.
By Blackstone Communications Management Associates (Cayman) L.P., its general partner
By Blackstone FI Communications Associates (Cayman) Ltd., its general partner
By:	/s/ Robert Friedman

Name:	Robert Friedman
Title:	Authorized Person

Blackstone Family Communications Partnership (Cayman) L.P.
By Blackstone Communications Management Associates (Cayman) L.P., its general partner
By Blackstone FI Communications Associates (Cayman) Ltd., its general partner
By:	/s/ Robert Friedman

Name:	Robert Friedman
Title:	Authorized Person

Blackstone Capital Partners (Cayman) IV L.P.
By Blackstone Management Associates (Cayman) IV L.P., its general partner
By Blackstone LR Associates (Cayman) IV Ltd., its general partner
By:	/s/ Robert Friedman

Name:	Robert Friedman
Title:	Authorized Person

S6

Blackstone Capital Partners (Cayman) IV-A L.P.
By Blackstone Management Associates (Cayman) IV L.P., its general partner
By Blackstone LR Associates (Cayman) IV Ltd., its general partner
By:	/s/ Robert Friedman

Name:	Robert Friedman
Title:	Authorized Person

Blackstone Family Investment Partnership (Cayman) IV-A L.P.
By Blackstone Management Associates (Cayman) IV L.P., its general partner
By Blackstone LR Associates (Cayman) IV Ltd., its general partner
By:	/s/ Robert Friedman

Name:	Robert Friedman
Title:	Authorized Person

Blackstone Participation Partnership (Cayman) IV L.P.
By Blackstone Management Associates (Cayman) IV L.P., its general partner
By Blackstone LR Associates (Cayman) IV Ltd., its general partner
By:	/s/ Robert Friedman

Name:	Robert Friedman
Title:	Authorized Person

Blackstone Communications Management Associates (Cayman) L.P.
By Blackstone FI Communications Associates (Cayman) Ltd., its general partner
By:	/s/ Robert Friedman

Name:	Robert Friedman
Title:	Authorized Person

Blackstone Management Associates (Cayman) IV L.P.
By Blackstone LR Associates (Cayman) IV Ltd., its general partner
By:	/s/ Robert Friedman

Name:	Robert Friedman
Title:	Authorized Person

Blackstone FI Communications Associates (Cayman) Ltd.
By:	/s/ Robert Friedman

Name:	Robert Friedman
Title:	Authorized Person

S7

Blackstone LR Associates (Cayman) IV Ltd.
By:	/s/ Robert Friedman

Name:	Robert Friedman
Title:	Authorized Person

S8

For and on behalf of Apax Partners Europe Managers Ltd. as Manager of
Apax Europe VI-A, L.P.
By:	/s/ Adrian Beecroft

Name:	Adrian Beecroft
Title:	Authorized Person

For and on behalf of Apax Partners Europe Managers Ltd.
as Manager of Apax Europe VI-1 L.P.
By	/s/ Adrian Beecroft

Name:	Adrian Beecroft
Title:	Authorized Person

For and on behalf of Apax Europe VI GP, Co. Ltd. as general partner of Apax
Europe VI GP, L.P. Inc.
By	/s/ Denise Fallaize

Name:	Denise Fallaize
Title:	Authorized Person

For and on behalf of Apax Europe VI GP, Co. Ltd.
By	/s/ Denise Fallaize

Name:	Denise Fallaize
Title:	Authorized Person

For and on behalf of Apax Partners Europe Managers Ltd.
By	/s/ Adrian Beecroft

Name:	Adrian Beecroft
Title:	Authorized Person

S9

PROVIDENCE EQUITY OFFSHORE PARTNERS V L.P.
By: Providence Equity Offshore GP V L.P.,the General Partner

By: Providence Equity Partners (Cayman) V Ltd., its general partner

	By:	/s/ Paul J. Salem

	Name:	Paul J. Salem
	Title:	Authorized Person

PROVIDENCE EQUITY OFFSHORE GP V L.P.
By: Providence Equity Partners (Cayman) V Ltd., its general partner

By:	/s/ Paul J. Salem

Name:	Paul J. Salem
Title:	Authorized Person

PROVIDENCE EQUITY OFFSHORE PARTNERS IV L.P.
By: Providence Equity Offshore GP IV L.P., the General Partner
By: Providence Equity Partners (Cayman) IV Ltd., its general partner

	By:	/s/ Paul J. Salem
	Name:	Paul J. Salem
	Title:	Authorized Person
PROVIDENCE EQUITY OFFSHORE GP IV L.P.
By: Providence Equity Partners (Cayman) IV Ltd., its general partner

By:	/s/ Paul J. Salem
Name:	Paul J. Salem
Title:	Authorized Person

PROVIDENCE EQUITY PARTNERS (CAYMAN) IV LTD.

By:	/s/ Paul J. Salem
Name:		Paul J. Salem
Title:		Authorized Person

S10

PROVIDENCE EQUITY OPERATING PARTNERS IV L.P.
By:	Providence Equity GP IV L.P., the General Partner
By:	Providence Equity Partners IV L.L.C., its general partner
	By:	/s/ Paul J. Salem
	Name:	Paul J. Salem
	Title:	Authorized Signatory

PROVIDENCE EQUITY GP IV L.P.
By:	Providence Equity Partners IV L.L.C., its general partner
By:	/s/ Paul J. Salem
Name:	Paul J. Salem
Title:	Authorized Signatory

PROVIDENCE EQUITY PARTNERS IV L.L.C.
By:	/s/ Paul J. Salem
Name:	Paul J. Salem
Title:	Authorized Signatory

S11

PROVIDENCE EQUITY PARTNERS (CAYMAN) V LTD.
By:	/s/ Paul J. Salem

Name:	Paul J. Salem
Title:	Authorized Person

S12

/s/ Paul J. Salem

Paul J. Salem

/s/ Glenn M. Creamer

Glenn M. Creamer

/s/ Jonathan M. Nelson

Jonathan M. Nelson

/s/ Peter G. Peterson

Peter G. Peterson

/s/ Stephen A. Schwarzman

Stephen A. Schwarzman

S13

For and on behalf of
Apax Angel Syndication Partners (Cayman) GP Ltd acting in its capacity as general partner of
Apax Angel Syndication Partners (Cayman) L.P.

By:	/s/ Christina Mccarthy
Name: Christina Mccarthy
Title: Authorized Signatory

Apax Angel Syndication Partners (Cayman) GP Ltd

By:	/s/ Christina Mccarthy
Name: Christina Mccarthy
Title: Authorize Signatory

S14

PROVIDENCE SYNDICATION PARTNERS (CAYMAN) L.P.

By: Providence Syndication Partners (Cayman) GP, Ltd., its general partner

By:	/s/ Jonathan M. Nelson
Name: Jonathan M. Nelson
Title: Authorized Signatory

PROVIDENCE SYNDICATION PARTNERS (CAYMAN) GP, LTD.

By:	/s/ Jonathan M. Nelson
Name: Jonathan M. Nelson
Title: Authorized Signatory

S15